                                                            Exhibit 10.5(b)


         NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM UNDER THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                         REPUBLIC AIRWAYS HOLDINGS, INC.




Date:  April 25, 2002


                  THIS IS TO CERTIFY THAT, for value received, AMR CORP., a Delaware corporation ("AMR"), is entitled, subject to the terms herein, to purchase from REPUBLIC AIRWAYS HOLDINGS INC., a Delaware corporation (the "COMPANY"), at any time, or from time to time, the number of fully paid and nonassessable shares set forth herein of the Company's common stock, $.001 par value (the "COMMON STOCK"), at the Exercise Price (as defined below), all on the terms and conditions and pursuant to the provisions hereinafter set forth. The term "WARRANT SHARES," as used herein, refers to the shares of Common Stock purchasable hereunder. As used herein, the term "HOLDER" shall initially mean AMR, and shall subsequently mean each person or entity to whom this Warrant is duly assigned.


         1. VESTING AND EXERCISE OF WARRANT; CANCELLATION OF PRIOR WARRANT.


                  (a) This Warrant shall be exercisable for vested Warrant Shares commencing on the closing date (the "EFFECTIVE DATE") of the Company's initial public offering of shares of Common Stock registered under the Securities Act (the "IPO"). Warrant Shares constituting three and three quarters percent (3.75%), subject to increase or decrease as provided herein, of the Number of IPO Shares (as defined below) shall vest over a ten-year period (at the rate of 10% on each anniversary of the Vesting Commencement Date (as defined below), beginning on the first anniversary of the Vesting Commencement Date (the "TEN-YEAR VESTING PERIOD"). The "VESTING COMMENCEMENT DATE" is June 11, 2001. Warrant Shares constituting five percent (5%) of the Number of IPO Shares shall vest over a five-year period (at the rate of 20% on each anniversary of the Vesting Commencement Date), beginning on the fifth anniversary of the Vesting Commencement Date (the "FIVE-YEAR VESTING PERIOD" and collectively with the Ten-Year Vesting Period, the "VESTING PERIODS") (for any Warrant Share the Holder elects to purchase hereunder, the date upon which such Warrant Share vests is referred to herein as its "VESTING DATE"). A Warrant Share that has vested may be purchased pursuant to this Warrant at the option of the Holder, in whole or part, at any time between the Effective Date and the later of the fifth anniversary of (a) the Effective Date or (b) its Vesting Date (with respect to a Warrant Share, such time period is referred to herein as its "EXERCISE PERIOD"). Notwithstanding the foregoing and notwithstanding anything contained in this Warrant to the contrary, no unvested Warrant Share shall continue to vest and the option to purchase unvested Warrant Shares shall automatically expire upon the earlier of (a) the date that the Holder issues notice to the Company to terminate that certain Air Services Agreement, dated as of June 11, 2001, by and between AMR and Airlines, Inc. ("CHAUTAUQUA"), as thereafter amended (the "AIR SERVICES AGREEMENT") and (b) the date that the aggregate number of Committed Aircraft that (i) are in service and (ii) are committed to be placed into service under the Air Service Agreement and (iii) excluding any aircraft that are removed from service under the Air Service Agreement pursuant to an agreement between AMR or any Affiliate and the Company ("REMOVED AIRCRAFT"), is less than ten.

                  (b) To the extent an increase in the Number of Committed Aircraft as defined below after the Effective Date results in a corresponding increase in the Applicable Percentage Shares (as defined below) and, thereby, Warrant Shares, pursuant to SECTION 2 hereof, such additional Warrant Shares shall be deemed to have been issuable on the Execution Date for purposes of vesting, and shall vest over a ten-year period (at the rate of 10% on each anniversary of the Execution Date), beginning on the first anniversary of the Execution Date. Subject to the last sentence of this paragraph, to the extent that the removal from service under the Air Service Agreement of one or more Removed Aircraft results in a corresponding decrease in the Applicable Percentage Shares and, thereby, Warrant Shares, pursuant to Section 2 hereof, such reduced Warrant Shares shall be deemed to have been issuable on the Execution Date for purposes of vesting, and shall vest over a ten-year period (at the rate of 10% on each anniversary of the Execution Date), beginning on the first anniversary of the Execution Date. Notwithstanding any provision hereof to the contrary, if as a result of such decrease, on the date(s) of the events giving rise to such decrease the Holder shall have exercised this Warrant for a greater number of Warrant Shares than shall have vested, the vesting of additional Warrant Shares shall be suspended until such time as the decreased number of vested Warrant Shares is equivalent to the number of Warrant Shares as to which the Holder shall have exercised this Warrant.


                  (c) This Warrant shall supercede and replace the Warrant to purchase the common stock, $.01 par value, of Chautauqua dated June 11, 2001 (the "Prior Warrant"). Effective the date hereof, the Prior Warrant and all rights conferred thereunder shall be cancelled and be of no further force and effect.

         2. NUMBER OF WARRANT SHARES ISSUABLE. At any given time, the total number of Warrant Shares issuable pursuant to this Warrant shall be determined by multiplying the Applicable Percentage of IPO Shares (as defined below) by the Number of IPO Shares (as defined below). The "NUMBER OF IPO SHARES" shall equal the greater of (a) the number of shares of Common Stock registered under the Securities Act, including any over allotment option granted to the underwriters whether or not exercised, pursuant to the IPO or (b) sixty percent (60%) of the number of shares of Common Stock outstanding immediately prior to the closing of the IPO (such number of shares of Common Stock to be computed on a fully diluted basis assuming the conversion or exchange of all securities of the Company convertible or exchangeable, either directly or indirectly, into Common Stock and the exercise of all options, warrants and rights exercisable, either directly or indirectly, for Common Stock). The "Applicable Percentage of IPO Shares" shall be equal to the percentage of IPO Shares corresponding to the Number of Committed Aircraft (as defined below) as set forth on Schedule A attached hereto. The Number of Committed Aircraft means the number of aircraft at any given time committed to Feeder Air Service (as defined in the Air Services Agreement), pursuant to the Air Services Agreement, including Firm Approved Aircraft and Option Aircraft (as those terms are defined in the Air Services Agreement) that AMR and any Affiliate (as defined in Rule 144 promulgated under the Securities Act) have committed to engage in Feeder Air Service but that are not then in service, but excluding any Removed Aircraft.

         3. EXERCISE PRICE. The per share price at which the Warrant Shares may be purchased shall equal ninety-three percent (93%) of the public offering price per share of Common Stock as set forth on the cover page of the final prospectus delivered in connection with the IPO (the "EXERCISE PRICE").

         4. MANNER OF EXERCISE; PAYMENT FOR SHARES; ISSUANCE OF CERTIFICATES; DEFINITIONS.

                  (A) MANNER OF EXERCISE. Subject to the provisions of this Warrant, the Warrant Shares may be purchased by the Holder, in whole or in part, by the surrender of this Warrant together with a completed election to purchase agreement in the form attached to this Warrant (the "ELECTION AGREEMENT"), to the Company during normal business hours on any business day, during the Exercise Period, at the Company's principal executive offices (or such other office or agency of the Company as it may reasonably designate by notice to the Holder), and upon payment to the Company of an amount of consideration equal to the aggregate Exercise Price of the purchased Warrant Shares ("TOTAL PURCHASE PRICE").


                  (B) PAYMENT FOR SHARES. The Total Purchase Price may be paid
(a) in cash, by certified or official bank check or by wire transfer for the account of the Company (the "CASH EXERCISE"); (b) notwithstanding (a), if the Fair Market Value (as defined below) of the Company's Common Stock is greater than the Exercise Price, in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares of Common Stock (the "CASHLESS EXERCISE") computed as of the date of such calculation using the following formula:



                                    X=  Y(A-B)
                                        -------
                                                A


                  Where X = the number of shares of Common Stock to be issued to the Holder


                  Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised and canceled
                  A = the Fair Market Value of one share of the Company's Common Stock
                  B = the Exercise Price

         or (c) in any combination of the foregoing.

                  (C)      DEFINITIONS.

                           (i) "FAIR MARKET VALUE" shall mean, as of any date of
                  determination, with respect to any Common Stock, (x) if there is a Qualified Public Market (as defined below) for such Common Stock, the value per share determined pursuant to clause (i) or (ii) below of this definition or (y) if there is no such Qualified Public Market, the value determined pursuant to clause (iii) below of this definition:


                                            (i) if such Common Stock is listed
                                    or quoted on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the average last reported sale price (as reported in THE WALL STREET JOURNAL) of a share of such Common Stock over the 21 trading day period immediately prior to the date of determination or if no such sale is made on any such day, the mean of the closing bid and asked prices for such Common Stock on such day on such exchange; or


                                            (ii) if such Common Stock is not so
                                    listed or admitted to unlisted trading
                                    privileges, the average mean of the last bid and asked prices reported for a share of such Common Stock over the 21 trading day period immediately prior to the date of determination (A) by the National Association of Securities Dealers Automatic Quotation System or (B) if reports are unavailable under clause (A) above by the National Quotation Bureau Incorporated; or


                                            (iii) if such Common Stock is not so
                                    listed or admitted to unlisted trading
                                    privileges and bid and asked prices are not so reported, then the Company shall give prompt written notice to the Holder of the need to determine the Fair Market Value of such Common Stock, as well as a statement of the fair market value of such Common Stock determined by the Board of Directors of the Company. In such event, the Fair Market Value of such Common Stock shall be the fair market value per share agreed to by the Board of Directors of the Company and the Holder; PROVIDED, HOWEVER, if no such agreement is reached within thirty (30) days of the date on which the event for which the Fair Market Value is required to be determined occurs, then the Fair Market Value shall be determined as follows: the Company and the Holder shall each designate promptly in a written notice to the other its determination of the fair market value of such Common Stock as of the applicable reference date, and the Fair Market Value of such Common Stock as of the applicable reference date shall then be determined by a nationally recognized independent appraiser (the "INDEPENDENT FINANCIAL EXPERT") selected by the Holder from a group of three appraisers chosen by the Company (with whom the Company does not have an existing business relationship) and the Holder assuming an arm's-length private sale between a willing buyer and a willing seller, neither acting under compulsion. The determination by the Independent Financial Expert of the Fair Market Value shall be final and binding on the Company and the Holder. The costs and expenses of any such Independent Financial Expert making such valuation shall be paid by the Company, except that such expenses shall be borne solely by the Holder to the extent that the Independent Financial Expert concludes that the valuation of such Common Stock made by the Board of Directors of the Company is within ten percent (10%) of the Fair Market Value.


                           (ii) "QUALIFIED PUBLIC MARKET" shall mean with
                  respect to the Common Stock of the Company, an active trading market on a national securities exchange or over-the-counter market which consists of such publicly held Common Stock in the Company, with a minimum market value of $10,000,000 for such Common Stock. A "Qualified Public Market" shall be deemed to exist if the financial parameters set forth in the immediately preceding sentence have been met for the Common Stock for a period of 21 consecutive days.


                  (D) ISSUANCE OF CERTIFICATES. The Warrant Shares so purchased shall be deemed to be issued to the Holder, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Election Agreement shall have been delivered, and payment of the Total Purchase Price shall have been made as set forth above. Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not to exceed three (3) business days after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable hereunder.


         5. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:


                  (A) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.


                  (B) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.


                  (C) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         6. ADJUSTMENT TO THE NUMBER OF WARRANT SHARES. During the Exercise Period, the number of Warrant Shares and the Exercise Price shall be subject to adjustment from time to time as provided in this SECTION 6.

                  (A) SUBDIVISION OF COMMON STOCK. During the Exercise Period, if the Company subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionally increased so that the percentage of Warrant Shares, after the subdivision, of the total number of shares of Common Stock will be equal to the percentage of Warrant Shares, immediately prior to such subdivision, of the total number of shares of Common Stock immediately prior to such subdivision. In addition, the Exercise Price shall be proportionally decreased to appropriately reflect such subdivision.


                  (B) CONSOLIDATION, MERGER OR SALE. During the Exercise Period, in case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this SECTION 6 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.


         7. NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant. In lieu of delivering any fractional shares to which the Holder would otherwise be entitled, the number of shares of Common Stock shall be rounded to the nearest whole number.


         8. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof.


         9. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.


         10. TRANSFER AND REPLACEMENT OF WARRANT.


                  (A) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office of the Company referred to in SECTION 11 below; PROVIDED, that any transfer or assignment shall be subject to the conditions set forth in SUBSECTION 10(E). Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder as the owner and Holder of this Warrant for all purposes, and the Company shall not be affected by any notice to the contrary.

                  (B) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.


                  (C) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer or replacement as provided in this
SECTION 10, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes and all other expenses (other than legal expenses, if any, incurred by the Holder) in connection with the preparation, execution, and delivery of Warrants pursuant to this SECTION 10.


                  (D) REGISTER. The Company shall maintain, at its principal executive offices (or such other office of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person or business entity in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.


                  (E) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act, and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel shall be reasonably acceptable to the Company, to the effect that such exercise, transfer or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, and (ii) that the Holder or transferee execute and deliver to the Company an investment intent representation letter in form and substance acceptable to the Company. AMR, as the initial Holder of this Warrant, by taking and holding the same, represents to the Company that such Holder is acquiring this Warrant for investment and not with a view to the distribution thereof. Notwithstanding anything in this SUBSECTION 10(E) to the contrary, the Company may transfer this Warrant to any Affiliate of the Company without compliance with CLAUSE (I) of this SUBSECTION 10(E).


                  (F) LEGENDS.


                                    (i) Each Warrant Share (and each Warrant
                           Share issued to transferees of the Warrant), unless and until such time as the same is no longer required under the applicable requirements of the Securities Act, or any applicable state securities laws, shall bear the following legend:


                                    "NEITHER THIS WARRANT NOR ANY OF THE
                           SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM UNDER THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

                                    (ii) Each certificate or instrument (if any)
                           representing any Warrant Shares issued upon the exercise of this Warrant (and each certificate or instrument representing any Warrant Shares issued to transferees of this Warrant or such certificate or instrument), unless and until such time as the same is no longer required under the applicable requirements of the Securities Act, or any applicable state securities laws, shall bear substantially the following legend:


                                    "THE SECURITIES REPRESENTED BY THIS
                           CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."


         11. NOTICES. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed to the office of the Company at 2500 South High School Road, Indianapolis, IN 46241, Attention: President, or at such other address as shall have been furnished to the Holder of this Warrant by notice from the Company. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this SECTION 10 or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.


         12. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICTS OF LAW.


         13.      MISCELLANEOUS.


                  (A) AMENDMENTS. This Warrant may only be amended by an instrument signed by the Company and the Holder.


                  (B) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions of this Warrant.


                  (C) SEVERABILITY AND SAVINGS CLAUSE. If any one or more of the provisions contained in this Agreement is for any reason (i) objected to, contested or challenged by any court, government authority, agency, department, commission or instrumentality of the United States or any state or political subdivision thereof, or any securities industry self-regulatory organization (collectively, "GOVERNMENTAL AUTHORITY"), or (ii) held to be invalid, illegal or unenforceable in any respect, the Company and the Holder agree to negotiate in good faith to modify such objected to, contested, challenged, invalid, illegal or unenforceable provision. It is the intention of the Company and the Holder that there shall be substituted for such objected to, contested, challenged, invalid, illegal or unenforceable provision a provision as similar to such provision as may be possible and yet be acceptable to any objecting Governmental Authority and be valid, legal and enforceable. Further, should any provisions of this Agreement ever be reformed or rewritten by a judicial body, those provisions as rewritten will be binding, but only in that jurisdiction, on the Holder and the Company as if contained in the original Agreement. The invalidity, illegality or unenforceability of any one or more provisions of this Warrant will not affect the validity and enforceability of any other provisions of this Warrant.

         WITNESS the signature of a proper officer of the Company as of the date first above written.

                                REPUBLIC AIRWAYS HOLDINGS INC.



                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:





Acknowledged and Agreed:

AMR CORP.


By:
   -----------------------------------------
   Name:
   Title:

                                 SCHEDULE A


   ------------------------------------- -----------------------------------
        Number of Committed Aircraft         Percentage of IPO Shares

   ------------------------------------- -----------------------------------
                 Less than 5                           0 %
   ------------------------------------- -----------------------------------
                      5                               6.25%
   ------------------------------------- -----------------------------------
                      6                               6.50%
   ------------------------------------- -----------------------------------
                      7                               6.75%
   ------------------------------------- -----------------------------------
                      8                               7.00%
   ------------------------------------- -----------------------------------
                      9                               7.25%
   ------------------------------------- -----------------------------------
                     10                               7.50%
   ------------------------------------- -----------------------------------
                     11                               7.75%
   ------------------------------------- -----------------------------------
                     12                               8.00%
   ------------------------------------- -----------------------------------
                     13                               8.25%
   ------------------------------------- -----------------------------------
                     14                               8.50%
   ------------------------------------- -----------------------------------
                     15                               8.75 %
   ------------------------------------- -----------------------------------
                     16                               9.00 %
   ------------------------------------- -----------------------------------
                     17                               9.25 %
   ------------------------------------- -----------------------------------
                     18                               9.50 %
   ------------------------------------- -----------------------------------
                     19                               9.75 %
   ------------------------------------- -----------------------------------
                     20                              10.00 %
   ------------------------------------- -----------------------------------
                     21                              10.25 %
   ------------------------------------- -----------------------------------
                     22                              10.50 %
   ------------------------------------- -----------------------------------
                     23                              10.75 %
   ------------------------------------- -----------------------------------
                     24                              11.00 %
   ------------------------------------- -----------------------------------
                     25                              11.25 %
   ------------------------------------- -----------------------------------
                     26                              11.50 %
   ------------------------------------- -----------------------------------
                     27                              11.75 %
   ------------------------------------- -----------------------------------
                     28                              12.00 %
   ------------------------------------- -----------------------------------
                     29                              12.25 %
   ------------------------------------- -----------------------------------
                     30                              12.50 %
   ------------------------------------- -----------------------------------
                     31                              12.75 %
   ------------------------------------- -----------------------------------

       Number of Committed Aircraft             Percentage of IPO Shares
  -------------------------------------- ------------------------------------
                    32                                 13.00%
  -------------------------------------- ------------------------------------
                    33                                13.25 %
  -------------------------------------- ------------------------------------
                    34                                13.50 %
  -------------------------------------- ------------------------------------
                    35                                13.75 %
  -------------------------------------- ------------------------------------

For purposes of calculating the Applicable Percentage of IPO Shares, the Number of Committed Aircraft after the expiration of the term of the Air Services Agreement shall equal the Number of Committed Aircraft on the last day of the term of the Air Services Agreement.

                              [FORM OF ASSIGNMENT]


                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
                  SUCH HOLDER DESIRES TO TRANSFER THE WARRANT)


         FOR VALUE RECEIVED,
                             ---------------------------------------------
hereby sells, assigns and transfers unto


--------------------------------------------------------------------------
(Please print name, address and taxpayer identification number or social security number of transferee.)

the accompanying Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:


--------------------------------------------------------------------------

attorney, to transfer the accompanying Warrant on the books of the Company, with full power of substitution. The transferee's tax identification or social security number is
                    ------------------------------.

Dated:                     , 20     .
      ---------------------    -----


                                  [HOLDER]


                           By:
                                    ---------------------------------------
                           Name:
                                    ---------------------------------------
                           Title:
                                    ---------------------------------------


                                     NOTICE

                  The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                    [FORM OF ELECTION TO PURCHASE AGREEMENT ]


                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
                  SUCH HOLDER DESIRES TO EXERCISE THE WARRANT)



      To:                        :
         ------------------------



         The undersigned hereby irrevocably elects to (i) purchase [INSERT NUMBER OF SHARES IN WORDS] ([INSERT NUMBER OF SHARES IN NUMBERS]) of the shares of common stock of Republic Airways Holdings Inc. $.001 par value, ("COMMON STOCK"), pursuant to the provisions of SECTION 4(A) of the accompanying warrant (the "WARRANT"), and tenders herewith payment of the aggregate purchase price for such Warrant Shares in full; (ii) elects to exercise the Warrant for the purchase of [INSERT NUMBER OF SHARES IN WORDS] ([INSERT NUMBER OF SHARES IN NUMBERS]) of the shares of Common Stock pursuant to the provisions of SECTION 4(B) (the "CASHLESS EXERCISE" provision) of the attached Warrant; or (iii) elects to exercise this Warrant for the purchase of [INSERT NUMBER OF SHARES IN WORDS] ([INSERT NUMBER OF SHARES IN NUMBERS]) of the shares of Common Stock pursuant to the provisions of SECTION 4(C) (the "COMBINATION EXERCISE" provision) of the attached Warrant. The undersigned requests that certificates for such shares of Common Stock be issued in the name of:



---------------------------------------------------------------------------
(Please print name and address.)


---------------------------------------------------------------------------
(Please insert social security or other identifying number.)

         The undersigned hereby confirms and acknowledges that it is acquiring the shares of Common Stock solely for investment for its own account and not with a view to distribution, and it will not offer, sell or otherwise dispose of any such shares of Common Stock except in compliance with the Securities Act of 1933, as amended, or any applicable state securities laws.


         If such number of shares of Common Stock shall not be all of the shares of Common Stock evidenced by the accompanying Warrant, the undersigned requests that a new Warrant for the balance remaining of such Warrant Shares shall be issued to, registered in the name of, and delivered to:



---------------------------------------------------------------------------
(Please print name and address.)



---------------------------------------------------------------------------
(Please insert social security or other identifying number.)

Dated:                     ,        .      [HOLDER]
      ---------------------  -------


                                        By:
                                              ---------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------


                                     NOTICE

                  The signature to the foregoing Election to Purchase Agreement must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.